Consolidated Statements of Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Comprehensive Income (Loss)
Net loss	$ (376,931)	$ (214,642)
Foreign currency translation differences	(17,431)	(9,868)
Total comprehensive loss	(394,362)	(224,510)
Less: Comprehensive loss attributable to non-controlling interest	(12,415)	(11,826)
Comprehensive loss attributable to Curaleaf Holdings, Inc.	$ (381,947)	$ (212,684)